UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 21, 2007 (November 20, 2007)
REIS, INC.

(Exact Name of Registrant as Specified in Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

1-12917	13-3926898

(Commission File Number)	(IRS Employer Identification No.)

530 Fifth Avenue, New York, NY	10036

(Address of Principal Executive Offices)	(Zip Code)
(212) 921-1122
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
(d)         On November 20, 2007, the Company issued a press release with respect to its approval to list its common stock on the NASDAQ Global Market. Trading (under the symbol “REIS”) on the NASDAQ Global Market is currently anticipated to commence at the opening of business on November 30, 2007. In connection with such approval, the Company provided written notification to The American Stock Exchange of its intent to withdraw from such exchange effective as of the close of business on November 29, 2007 (the Company’s common stock trades on The American Stock Exchange under the symbol “WRP”). The Company anticipates filing the required Form 25 and Form 8-A to effectuate such withdrawal and transfer on November 29, 2007.
The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01            Financial Statements and Exhibits.
     (d)             Exhibits
  99.1     Press Release, dated November 20, 2007.

2

SIGNATURES
             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIS, INC.

	By:	/s/ Mark P. Cantaluppi Mark P. Cantaluppi
Vice President, Chief Financial Officer

Date: November 21, 2007

Exhibit Index
99.1	Press Release, dated November 20, 2007.